                                   AMENDMENT NO. 1

                              Dated as of March 7, 1995

                                          to

                                   LEASE AGREEMENT

                             Dated as of January 20, 1995

                                       between

                           JMG Funding, Limited Partnership

                                                       as Lessor

                                         and

                                  Ohio Power Company

                                                       as Lessee



                    This Amendment has  been manually executed in
                    6 counterparts, numbered consecutively from 1 through 6, of which this is No. ___. To the
                    extent,   if   any,   that   this   Amendment
                    constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment may be created or perfected through the transfer or possession of  any counterpart  other than  the original
                    executed  counterpart  which  shall   be  the
                    counterpart identified as counterpart No. 1.





                    Amendment No. 1 dated as of March 7, 1995 ("Amendment No. 1") to Lease Agreement, dated as of January 20, 1995, between JMG Funding, Limited Partnership, a Delaware limited partnership ("Lessor"), and Ohio Power Company, an Ohio corporation ("Lessee"), amending the Lease Agreement referred to below.

                    WHEREAS, Lessor and Lessee have heretofore entered into a Lease Agreement, dated as of January 20, 1995 (the "Lease Agreement"); and

                    WHEREAS, Lessor and Lessee wish to amend the Lease Agreement as hereinafter provided;

                    NOW, THEREFORE, Lessor and Lessee hereby agree that the Lease Agreement is amended as follows:

                    1. The definition of "Computation Period" in Section 1 of the Lease Agreement is amended to read in its entirety as follows:

                    "Computation Period" means with respect to (i) the first Quarterly Rent Period hereunder, the period beginning on January 1, 1995 and ending on March 22, 1995, and (ii) any subsequent Quarterly Rent Period, the period beginning on the 23rd day of the last calendar month of the immediately preceding Quarterly Rent Period and ending on the 22nd day of the last calendar month of the Quarterly Rent Period for which Basic Rent is being computed."

                    2.   The  definition  of  "Quarterly  Rent  Period"  in
          Section 1 of the Lease Agreement is amended to read in its entirety as follows:

                    "Quarterly Rent Period" means each quarterly period of each year of the Lease Term beginning January 1 and ending March 31, beginning April 1 and ending June 30, beginning July 1 and ending September 30, and beginning October 1 and ending December 31, as the case may be; provided, however, that (i) the first such period shall be deemed to have commenced on January 1, 1995 and shall end on March 31, 1995, and (ii) the last such period shall end on the last day of the Lease Term or Renewal Term, if any, as the case may be.

                    3. Exhibit C to the Lease Agreement is hereby amended to read in its entirety as set forth on Schedule A attached hereto.

                    4. This Amendment No. 1 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 1.


                    5. This Amendment No. 1 shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

                    6. Except as provided herein, all provisions, terms and conditions of the Lease Agreement shall remain in full force and effect. As amended hereby, the Lease Agreement is ratified and confirmed in all respects.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.


                                       JMG Funding, Limited Partnership
                                       By JMG Capital, Inc., its
                                       general partner



                                       By:___/s/ Thomas W. Widener_____
                                       Name:  Thomas W. Widener
                                       Title: Vice  President, Secretary
                                              and Treasurer


                                       Ohio Power Company



                                       By:___/s/ G. P. Maloney____
                                       Name:  G. P. Maloney
                                       Title:  Vice President


                                                                 SCHEDULE A
                                      Exhibit C

                                 Fixed Rent Schedule
                                                                 Quarterly      Adjusted
                                                                    Rent      Acquisition
              End of      Debt        Equity    Administration  Amortization      Cost
             Quarter      Portion     Portion     Charge           Factor        Factor

                0*      PORTION OMITTED AND FILED SEPARATELY       0.3938%      99.60619%
                1       PURSUANT TO A REQUEST FOR CONFIDENTIAL     0.4015%      99.20472%
                2       TREATMENT                                  0.4093%      98.79546%
                3                                                  0.4172%      98.37824%
                4                                                  0.4253%      97.95291%
                5                                                  0.4336%      97.51932%
                6                                                  0.4420%      97.07730%
                7                                                  0.4506%      96.62669%
                8                                                  0.4594%      96.16731%
                9                                                  0.4683%      95.69900%
               10                                                  0.4774%      95.22158%
               11                                                  0.4867%      94.73487%
               12                                                  0.4962%      94.23869%
               13                                                  0.5058%      93.73286%
               14                                                  0.5157%      93.21719%
               15                                                  0.5257%      92.69148%
               16                                                  0.5359%      92.15553%
               17                                                  0.5464%      91.60915%
               18                                                  0.5570%      91.05213%
               19                                                  0.5679%      90.48427%
               20                                                  0.5789%      89.90534%
               21                                                  0.5902%      89.31514%
               22                                                  0.6017%      88.71344%
               23                                                  0.6134%      88.10002%
               24                                                  0.6254%      87.47464%
               25                                                  0.6376%      86.83707%
               26                                                  0.6500%      86.18708%
               27                                                  0.6627%      85.52442%
               28                                                  0.6756%      84.84883%
               29                                                  0.6888%      84.16008%
               30                                                  0.7022%      83.45789%
               31                                                  0.7159%      82.74200%
               32                                                  0.7299%      82.01215%
               33                                                  0.7441%      81.26806%
               34                                                  0.7586%      80.50945%
               35                                                  0.7734%      79.73603%
               36                                                  0.7885%      78.94752%
               37                                                  0.8039%      78.14362%
               38                                                  0.8196%      77.32403%
               39                                                  0.8356%      76.48843%
               40                                                  0.8519%      75.63651%
               41                                                  0.8686%      74.76796%
               42                                                  0.8855%      73.88244%
               43                                                  0.9028%      72.97962%
               44       PORTION OMITTED AND FILED SEPARATELY       0.9205%      72.05915%
               45       PURSUANT TO A REQUEST FOR CONFIDENTIAL     0.9384%      71.12071%
               46       TREATMENT                                  0.9568%      70.16393%
               47                                                  0.9755%      69.18844%
               48                                                  0.9946%      68.19389%
               49                                                  1.0140%      67.17989%
               50                                                  1.0338%      66.14606%
               51                                                  1.0540%      65.09202%
               52                                                  1.0747%      64.01736%
               53                                                  1.0957%      62.92168%
               54                                                  1.1171%      61.80457%
               55                                                  1.1390%      60.66560%
               56                                                  1.1613%      59.50434%
               57                                                  1.1840%      58.32035%
               58                                                  1.2072%      57.11319%
               59                                                  1.2308%      55.88240%
               60                                                  0.7353%      55.14711%
               61                                                  0.7353%      54.41181%
               62                                                  0.7353%      53.67652%
               63                                                  0.7353%      52.94122%
               64                                                  0.7353%      52.20593%
               65                                                  0.7353%      51.47063%
               66                                                  0.7353%      50.73534%
               67                                                  0.7353%      50.00004%
               68                                                  0.7353%      49.26475%
               69                                                  0.7353%      48.52945%
               70                                                  0.7353%      47.79416%
               71                                                  0.7353%      47.05886%
               72                                                  0.7353%      46.32357%
               73                                                  0.7353%      45.58827%
               74                                                  0.7353%      44.85298%
               75                                                  0.7353%      44.11768%
               76                                                  0.7353%      43.38239%
               77                                                  0.7353%      42.64709%
               78                                                  0.7353%      41.91180%
               79                                                  0.7353%      41.17651%
               80                                                  0.7353%      40.44121%
               81                                                  0.7353%      39.70592%
               82                                                  0.7353%      38.97062%
               83                                                  0.7353%      38.23533%
               84                                                  0.7353%      37.50003%
               85                                                  0.7353%      36.76474%
               86                                                  0.7353%      36.02944%
               87                                                  0.7353%      35.29415%
               88                                                  0.7353%      34.55885%
               89                                                  0.7353%      33.82356%
               90                                                  0.7353%      33.08826%
               91                                                  0.7353%      32.35297%
               92                                                  0.7353%      31.61767%
               93       PORTION OMITTED AND FILED SEPARATELY       0.7353%      30.88238%
               94       PURSUANT TO A REQUEST FOR CONFIDENTIAL     0.7353%      30.14708%
               95       TREATMENT                                  0.7353%      29.41179%
               96                                                  0.7353%      28.67649%
               97                                                  0.7353%      27.94120%
               98                                                  0.7353%      27.20591%
               99                                                  0.7353%      26.47061%
              100                                                  0.7353%      25.73532%
              101                                                  0.7353%      25.00002%
              102                                                  0.7353%      24.26473%
              103                                                  0.7353%      23.52943%
              104                                                  0.7353%      22.79414%
              105                                                  0.7353%      22.05884%
              106                                                  0.7353%      21.32355%
              107                                                  0.7353%      20.58825%
              108                                                  0.7353%      19.85296%
              109                                                  0.7353%      19.11766%
              110                                                  0.7353%      18.38237%
              111                                                  0.7353%      17.64707%
              112                                                  0.7353%      16.91178%
              113                                                  0.7353%      16.17648%
              114                                                  0.7353%      15.44119%
              115                                                  0.7353%      14.70589%
              116                                                  0.7353%      13.97060%
              117                                                  0.7353%      13.23531%
              118                                                  0.7353%      12.50001%
              119                                                  0.7353%      11.76472%
              120                                                  0.7353%      11.02942%
              121                                                  0.7353%      10.29413%
              122                                                  0.7353%       9.55883%
              123                                                  0.7353%       8.82354%
              124                                                  0.7353%       8.08824%
              125                                                  0.7353%       7.35295%
              126                                                  0.7353%       6.61765%
              127                                                  0.7353%       5.88236%
              128                                                  0.7353%       5.14706%
              129                                                  0.7353%       4.41177%
              130                                                  0.7353%       3.67647%
              131                                                  0.7353%       2.94118%
              132                                                  0.7353%       2.20588%
              133                                                  0.7353%       1.47059%
              134                                                  0.7353%       0.73529%
              135                                                  0.3676%       0.36765%
              136                                                  0.3676%       0.00000%

            *Quarter 0 is the partial calendar quarter in which the Effective Date occurs.


            /PAGE
